Subsequent Events	12 Months Ended
May 31, 2025
DIAMIR BIOSCIENCES CORP. [Member]
Subsequent Events [Line Items]
SUBSEQUENT EVENTS

NOTE 16 — SUBSEQUENT EVENTS

In June 2025, DiamiR amended the convertible note with Kira Sheinerman, one of its founders and the Executive Director, such that the founder loaned us additional $150,000.

In July 2025, the Company entered into a definitive merger agreement with Aptorum Group Limited, a publicly traded Cayman Islands company. Pursuant to the merger agreement, if completed, shareholders of the Company would receive shares of the acquirer’s common stock in a share exchange. Accounting for the merger, if consummated, is not complete. Under the merger agreement, the Company’s outstanding convertible notes are expected to be converted to shares of common stock. Concurrent with the execution of the merger agreement, the companies entered into a management service agreement and a license agreement through earlier of the closing of the merger or December 31, 2025 under which the Company will provide certain development services.

On July 4, 2025, H.R.1, the One Big Beautiful Bill Act (“OBBBA”) was enacted in the United States. The OBBB eliminates the requirement under Internal Revenue Code Section 174 to capitalize and amortize U.S.-based research and experimental expenditures over five years, making these expenditures fully deductible in the period incurred, among other provisions. The Company is currently evaluating the impact on its consolidated financial statements of the provisions of the OBBBA, which may result in a significant reduction of recorded income tax liabilities. The provisions were not effective as of May 31, 2025 and their effects, if any, are expected to be recorded in the Company’s consolidated financial statements for the year ending May 31, 2026.

On July 7, 2025, DiamiR entered into a financial advisory agreement with H.C. Wainwright & Co., LLC (“Wainwright”), with Wainwright to act as exclusive financial advisor to DiamiR in connection with the merger with Aptorum. As compensation for its services, upon the consummation of the Merger, Wainwright will receive common stock purchase warrants to purchase up to a number of shares of common stock of the combined company equal to $500,000 divided by the closing price of the combined company’s common stock on the date of consummation of the Merger, which warrants shall have an exercise price of $0.01 per share and a term of exercise of five years. In the event that DiamiR (or the combined company) consummates one or more financing transactions, with gross proceeds of at least $4,000,000 following the execution of the Merger Agreement through and including the consummation of the Merger and within 90 days thereafter, Wainwright shall receive a cash fee of $250,000, which cash fee shall be paid in lieu of a number of warrants equal to $250,000. The Executive Director and co-founder of DiamiR, is currently a managing director of Wainwright.

The Company has evaluated subsequent events through October 6, 2025, the date these financial statements were available to be issued.